                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                   July 18, 2003

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           99.1     Press Release issued by First M&F Corporation dated July 18,
                                    2003 headed "First M&F Corp. reports second quarter 2003 earnings"

Item 9. Regulation FD Disclosure.  On July 18, 2003, First M&F Corp. announced by press release its earnings for the second quarter ended June 30, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition.  On July 18, 2003, First M&F Corp. announced by press release its earnings for the second quarter ended June 30, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 21, 2003

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Treasurer

                                                   EXHIBIT INDEX

99.1     Press Release issued by First M&F Corporation dated July 18, 2003, headed "First M&F
         Corp. reports second quarter 2003 earnings"

First M&F Corp. Investor Information
CONTACT:  Hugh Potts, Jr.
          Chief Executive Officer
          (662) 289-8501

July 18, 2003

FOR IMMEDIATE RELEASE

First M&F Corp. reports second quarter 2003 earnings

KOSCIUSKO, Miss.- First M&F Corp.'s (NASDAQ:FMFC) net income for the quarter ended June 30, 2003 was $2,637,965, or $.57 basic and diluted per share, compared to $2,328,576, or $.51 per share for the second quarter of 2002 and
$2,653,589, or $.57 per share for the first quarter of 2003.

Net interest income was up by 5.47% compared to the second quarter of 2002, with the net interest margin increasing to 4.26% in the second quarter as compared to 4.12% in the first quarter of 2003 and 4.06% in the second quarter of 2002. Declining interest rates caused interest expenses to decrease by 26.91% year-over-year while interest revenues, being negatively influenced by a 50 basis point prime rate decrease in November, decreased by 7.47%. Loans grew by $32.9 million in the second quarter of 2003, and by $54.4 million for the first half of 2003. The growth came primarily in Madison and Lee counties as well as in a new operation in Olive
Branch. Noninterest revenues, excluding securities transactions, increased by 10.60% over the second quarter of
2002 and by 6.89% year-to-date for 2003 over 2002. Noninterest expenses, excluding intangible asset amortization, were up by 7.48% over the second quarter of 2002 and by 5.83% year-to-date for 2003 over 2002. The increase in expenses was due primarily to the expansion into Olive Branch in the first quarter of 2003 and into an asset-based lending operation in Memphis, Tennessee in the second quarter.

Stock option exercises resulted in the issuance of 131,445 shares in the first quarter and 15,327 shares in the second quarter of 2003. The Company responded to this in March by accelerating its stock repurchase program. The
Company repurchased 122,354 shares in the first half of 2003 at an average price of $33.16.

Net loan charge-offs as a percent of average loans for the first half of 2003 were .49% on an annualized basis.
Nonperforming loans as a percentage of total loans were .61% as compared to .55% at year-end 2002.

Total assets at June 30, 2003 were $1.062 billion as compared to $1.037 billion at the end of 2002 and $1.026 billion at June 30, 2002. Total loans were $733.1 million compared to $678.7 million at the end of 2002 and
$656.0 million at June 30, 2002.  Deposits were $852.3 million compared to $824.0 million at the end of 2002 and
$823.5 million at June 30, 2002. Total capital was $110.8 million, or $ 24.02 in book value per share at June 30,
2003.

"We are pleased with our earnings improvement over this time last year," said Hugh S. Potts, Jr., Chairman and
Chief Executive Officer. Potts added, "We are committed to improving the performance of First M&F Corp. by achieving excellence in customer service and delivering value to customers and shareholders alike. We recognize the fact that we can always do better in our service delivery, decision-making, response time and efficiency. It is our culture of an unwavering commitment to excellence that will help us to Make Mississippi Better together."

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 22 communities in Mississippi and Tennessee.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

                         First M&F Corporation
                     Supplemental Earnings Schedule
                         Second Quarter, 2003

   Quarter Ended June 30                          2003            2002
                                               --------------------------
Net income                                      $2,637,965    $2,328,576
Average shares outstanding                       4,639,631     4,614,784
EPS (basic)                                           0.57          0.51
EPS (fully diluted)                                   0.57          0.51
   Six Months Ended June 30
Net income                                      $5,291,554    $4,638,024
Average shares outstanding                       4,632,908     4,614,784
EPS (basic)                                           1.14          1.01
EPS (fully diluted)                                   1.14          1.01

                                                     Year-to-Date
                                               --------------------------
                                                  06/30/03      06/30/02
                                               --------------------------
Return on assets                                     1.00%         0.90%
Return on equity                                     9.54%         8.97%

(Amounts in thousands)
Total assets                                     1,061,982     1,026,151
Total equity                                       110,786       104,508
Total loans                                        733,113       655,981
Total deposits                                     852,306       823,546

Average assets                                   1,055,703     1,026,957
Average equity                                     110,958       102,585
Average loans                                      695,848       655,369
Average deposits                                   851,745       824,327

                      Historical Earnings Trends
-------------------------------------------------------------------------

                                                Net Income          EPS
                                              (in thousands)     (diluted)
                                         --------------------------------
                            2Q 2003                  2,638          0.57
                            1Q 2003                  2,654          0.57
                            4Q 2002                  2,730          0.59
                            3Q 2002                  2,867          0.62
                            2Q 2002                  2,329          0.51
                            1Q 2002                  2,309          0.50
                            4Q 2001                  2,060          0.45
                            3Q 2001                  1,585          0.34
                            2Q 2001                  1,568          0.34

First M&F Corporation
Condensed Consolidated Statements of Condition
(In thousands, except share data)

                                                                   June 30,         December 31,
                                                                     2003               2002
                                                           ------------------------------------
Cash and due from banks                                              38,552             43,329
Interest bearing bank balances                                        2,707             12,610
Federal funds sold                                                   14,150              7,700
Securities available for sale (cost of
  $204,843 and $226,617)                                            213,846            236,110

Loans                                                               733,113            678,746
Allowance for loan losses                                            10,422             10,258
                                                           ------------------------------------
     Net loans                                                      722,691            668,488

Bank premises and equipment                                          21,424             21,508
Accrued interest receivable                                           6,973              7,125
Other real estate                                                     1,116                950
Intangible assets                                                    16,884             16,952
Other assets                                                         23,639             22,362
                                                           ------------------------------------
                                                                  1,061,982          1,037,134

Non-interest bearing deposits                                       120,671            101,915
Interest bearing deposits                                           731,635            722,109
                                                           ------------------------------------
     Total deposits                                                 852,306            824,024

Federal funds and repurchase agreements                              14,612             23,599
Other borrowings                                                     73,420             71,142
Accrued interest payable                                              1,570              1,920
Other liabilities                                                     8,440              7,583
                                                           ------------------------------------
     Total liabilities                                              950,348            928,268

Noncontrolling joint venture interest                                   848                656

Common stock, 4,611,464 and 4,587,046, shares
      issued & outstanding                                           23,057             22,935
Additional paid-in capital                                           33,047             33,260
Retained earnings                                                    50,560             47,585
Accumulated other comprehensive income                                4,122              4,430
                                                           ------------------------------------
     Total equity                                                   110,786            108,210
                                                           ------------------------------------
                                                                  1,061,982          1,037,134

First M&F Corporation and Subsidiary
Condendsed Consolidated Statements of Income
(In thousands, except share data)

                                                      Three Months Ended June 30             Six Months Ended June 30
                                                        2003               2002               2003               2002
                                                  ---------------------------------------------------------------------
Interest and fees on loans                             11,803             11,976             23,512             24,312
Taxable investments                                     1,778              2,752              3,711              5,295
Tax exempt investments                                    595                644              1,191              1,326
Federal funds sold                                         77                 38                183                114
Interest bearing bank balances                             37                 33                 79                 75
                                                  ---------------------------------------------------------------------
     Total interest income                             14,290             15,443             28,676             31,122

Interest on deposits                                    3,620              5,192              7,547             10,826
Interest on short-term borrowings                         135                175                302                347
Interest on other borrowings                              758                807              1,526              1,620
                                                  ---------------------------------------------------------------------
     Total interest expense                             4,513              6,174              9,375             12,793
                                                  ---------------------------------------------------------------------
     Net interest income                                9,777              9,269             19,301             18,329
Provision for possible loan losses                        962              1,280              1,882              2,480
                                                  ---------------------------------------------------------------------
     Net interest income after loan loss                8,815              7,989             17,419             15,849

Service charges on deposits                             1,932              1,810              3,730              3,506
Mortgage banking income                                   300                225                472                477
Agency commission income                                  932                750              1,758              1,520
Other fee income                                          214                189                442                406
Other income                                              261                316                613                653
Gains (losses) on AFS investments                         (20)                25                (20)                26
                                                  ---------------------------------------------------------------------
     Total noninterest income                           3,619              3,315              6,995              6,588

Salaries and employee benefits                          4,614              4,491              8,934              8,846
Net occupancy expense                                     532                498              1,050                995
Equipment and data processing expenses                    951                854              1,921              1,756
Intangible asset amortization                              34                 32                 68                 65
Other expenses                                          2,550              2,203              4,964              4,344
                                                  ---------------------------------------------------------------------
     Total noninterest expense                          8,681              8,078             16,937             16,006
                                                  ---------------------------------------------------------------------
Net income before taxes                                 3,753              3,226              7,477              6,431
     Income taxes                                       1,115                897              2,185              1,793
                                                  ---------------------------------------------------------------------
Net income                                              2,638              2,329              5,292              4,638

Weighted average shares (basic)                     4,639,631          4,614,784          4,632,908          4,614,784
Weighted average shares (diluted)                   4,670,394          4,614,784          4,654,261          4,614,784
Basic earnings per share                                $0.57              $0.51              $1.14              $1.01
Diluted earnings per share                              $0.57              $0.51              $1.14              $1.01
                                                  ---------------------------------------------------------------------
                                                  ---------------------------------------------------------------------

First M&F Corporation
Financial Highlights

                                                           QTD Ended          QTD Ended          QTD Ended          QTD Ended
                                                            June 30            March 31         December 31        September 30
                                                              2003               2003               2002               2002
                                                        -----------------------------------------------------------------------
Per Common Share (diluted):
Net income                                                    0.57               0.57               0.59               0.62
Cash dividends paid                                           0.25               0.25               0.25               0.25
Book value                                                   24.02              23.78              23.59              23.46
Closing stock price                                          32.71              35.80              27.75              26.20

Selected Average Balances: (in thousands)
Assets                                                   1,054,605          1,056,814          1,018,771          1,019,627
Loans                                                      706,319            685,260            674,103            668,904
Earning assets                                             967,460            972,243            935,302            935,508
Deposits                                                   855,070            848,383            805,994            812,123
Equity                                                     111,661            110,248            107,890            106,681

Selected Ratios:
Return on average assets                                     1.00%              1.00%              1.07%              1.12%
Return on average equity                                     9.45%              9.63%             10.12%             10.75%
Average equity to average assets                            10.59%             10.43%             10.59%             10.46%
Tax-equivalent net interest margin                           4.26%              4.12%              4.38%              4.55%
Efficiency ratio                                            63.02%             62.17%             61.84%             61.76%
Net charge-offs to average loans (annualized)                0.53%              0.46%              0.48%              0.47%
Nonaccrual and 90 day accruing loans to total loans          0.61%              0.78%              0.55%              0.38%
Price to book (x)                                             1.36               1.51               1.18               1.12
Price to earnings (x)                                        14.35              15.70              11.76              10.56